Exhibit 99.3

Inpixon and Subsidiaries

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2019 and the unaudited pro forma condensed combined statements of operations for each of the six months ended June 30, 2019 and for the year ended December 31, 2018 combine the financial statements of Inpixon and Subsidiaries (“Inpixon”) and Jibestream Inc. (“Jibestream”), giving effect to the acquisition of Jibestream as described in the Acquisition Agreement, as amended, plus the completion of a minimum capital raise as required by the Acquisition Agreement (collectively the “Transactions”), as if they had occurred on January 1, 2018 in respect of the unaudited pro forma condensed combined statements of operations and on June 30, 2019 in respect of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial information should be read in conjunction with:

●	Inpixon’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2018, as contained in its Annual Report on Form 10-K filed on March 28, 2019 with the United States Securities and Exchange Commission (the “SEC”).

●	Inpixon’s unaudited condensed consolidated financial statements and accompanying notes as of and for the six months ended June 30, 2019, as contained in its Quarterly Report on Form 10-Q filed on August 14, 2019 with the SEC.

●	Jibestream’s audited financial statements as of and for the years ended December 31, 2018 and 2017, as contained in Inpixon’s Current Report on Form 8-K/A filed with the SEC on July 25, 2019.

●	Jibestream’s unaudited condensed financial statements as of and for the six months ended June 30, 2019 and 2018, contained elsewhere in this filing.

●	the other information contained in or incorporated by reference into this filing.

The financial statements of Jibestream were prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). The consolidated financial statements of Inpixon were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The unaudited pro forma condensed combined financial information includes adjustments to convert the financial information of Jibestream from IFRS to U.S. GAAP as issued by the Financial Accounting Standards Board (“FASB”), as well as reclassifications to conform Jibestream’s historical accounting presentation to Inpixon’s accounting presentation.

In addition, the consolidated financial statements of Inpixon are presented in US dollars (“USD”) whereas, the financial statements of Jibestream are presented in Canadian Dollars (“CAD”). Therefore, the unaudited pro forma condensed combined financial information includes adjustments to convert Jibestream’s financial information from CAD to USD.

The final purchase consideration and the allocation of the purchase consideration may materially differ from that reflected in the unaudited pro forma condensed combined financial information after final valuation procedures are performed and amounts are finalized following the completion of the acquisition.

The unaudited pro forma adjustments give effect to events that are directly attributable to the Transactions and are based on available data and certain assumptions that management believes are factually supportable. In addition, with respect to the unaudited condensed combined statement of operations, the unaudited pro forma adjustments are expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and to aid you in your analysis of the financial aspects of the Transactions. The unaudited pro forma condensed combined financial information described above has been derived from the historical financial statements of Inpixon and Jibestream and the related notes included elsewhere in this filing. The unaudited pro forma condensed combined financial information is based on Inpixon’s accounting policies. Further review may identify additional differences between the accounting policies of Jibestream and Inpixon. The unaudited pro forma adjustments and the pro forma condensed combined financial information don’t reflect the impact of synergies or post-transaction management actions and are not necessarily indicative of the financial position or results of operations that may have actually occurred had the Transaction taken place on the dates noted, or of Inpixon’s future financial position or operating results.

Inpixon and Subsidiaries

Unaudited Pro Forma Condensed Combined Balance Sheet

June 30, 2019

(USD 000’s)

	Inpixon	Jibestream	Capital Raise		Acquisition		Pro Forma Combined
	Note A	Note B	Note C		Note D
Assets

Current assets:
Cash and cash equivalents	$1,651	-	$4,041	(a)	(3,879)	(b), (d)	$1,813
Accounts receivable, net	2,384	438	-		-		2,822
Notes and other receivables	-	50	-		-		50
Restricted short-term investments	-	252	-		(252)	(b)	-
Inventory	680	-	-		-		680
Prepaid assets and other current assets	444	43	-		-		487

Total current assets	5,159	783	4,041		(4,131)		5,852

Non-current assets:
Property and equipment, net	138	11	-		-		149
Operating lease right-of-use asset, net	473	503	-		4	(d)	980
Software development costs, net	1,641	-	-		-		1,641
Intangible assets, net	5,609	-	-		5,075	(d)	10,684
Goodwill	634	-	-		3,554	(d)	4,188
Loan to related party	10,031	-	-		-		10,031
Other assets	201	-	-		-		201

Total non-current assets	18,727	514	-		8,633		27,874

Total assets	$23,886	1,297	$4,041		4,502		$33,726
							-
Liabilities, temporary equity and stockholders’ equity

Current liabilities:
Accounts payable and accrued liabilities	$2,578	274	$-		219	(e)	$3,071
Operating lease obligation	282	258	-		-		540
Deferred lease inducement	-	63	-		(63)	(d)	-
Deferred revenue	195	1,382	-		-		1,577
Convertible promissory notes	-	699	-		(699)	(c)	-
Convertible debenture	-	536	-		(536)	(b)	-
Acquisition liability	460	-	-		-		460
Long-term debt, current portion	-	436	-		(436)	(b)	-
Other indebtedness	7,094	572	-		(572)	(b)	7,094
Total current liabilities	10,609	4,221	-		(2,087)		12,743

Non-current liabilities:
Promissory notes	-	-	-		-		-
Long-term debt	73	-	-		-		73
Other liabilities	491	-	-		-		491
Acquisition liability, noncurrent	750	-	-		-		750
Deferred tax liability	-	-	-		1,345	(d)	1,345
Operating lease obligation	220	249	-		-		469

Total non-current liabilities	1,534	249	-		1,345		3,128

Total liabilities	12,143	4,470	-		(742)		15,871

Temporary equity:
Preferred stock	-	1,454	-		(1,454)	(b), (c)	-

Stockholders’ equity:
Preferred stock	-	-	-	(a)	-		-
Common stock	13	115	6	(a)	(107)	(b), (c), (d)	27
Additional paid-in capital	140,503	144	4,035	(a)	2,139	(b), (c), (d)	146,821
Treasury stock	(695)	-	-		-		(695)
Accumulated other comprehensive income	57	-	-		-		57
Accumulated deficit	(128,157)	(4,885)	-		4,666	(b), (c), (d), (e)	(128,376)
Non-controlling interests	22	-	-		-		22

Total stockholders’ equity	11,743	(4,627)	4,041		6,698		17,856

Total liabilities, temporary equity and stockholders’ equity	$23,886	1,297	$4,041		4,502		$33,726

See notes to the unaudited pro forma condensed combined financial information

Inpixon and Subsidiaries

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2019

(USD 000’s except for shares and per share amounts)

	Inpixon	Jibestream	Pro Forma Adjustments		Pro Forma Combined
	Note A	Note B	Note C

Revenues	$2,854	$1,013	$-		$3,867

Cost of revenues	727	279	-		1,006
Gross profit	2,127	735	-		2,862

Operating expenses
Research and development	1,752	-	-		1,752
Sales and marketing	1,314	22	-		1,336
General and administrative	6,368	1,084	-		7,452
Acquisition related costs	647	-	(82	)(d)	565
Amortization of intangibles	1,633	6	120	(a)	1,759

Total operating expenses	11,714	1,112	38		12,864

Loss from operations	(9,587)	(377)	(38)		(10,002)

Other income/(expense)
Interest expense	(865)	(112)	112	(b)	(865)
Loss on exchange of debt for equity	(160)	-	-		(160)
Other income	232	-	-		232

Total other expense	(793)	(112)	112		(793)

Pre-tax loss	(10,380)	(489)	74		(10,795)
Income tax benefit	-	-	32	(a)	32
Net loss	(10,380)	(489)	106		(10,763)
Net loss attributable to non-controlling interest	4	-	-		4
Net loss attributable to stockholders of Inpixon	(10,384)	(489)	106		(10,767)
Deemed dividend for triggering of warrant down round feature	(1,250)	-	-		(1,250)
Net loss attributable to common stockholders	$(11,634)	$(489)	$106		$(12,017)

Loss per share:
- basic and diluted	$(1.69)				$(0.66)

Weighted average number of common shares outstanding:
- basic and diluted	6,889,873		11,257,193	(c)	18,147,066

See notes to the unaudited pro forma condensed combined financial information

Inpixon and Subsidiaries

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2018

(USD 000’s except for shares and per share amounts)

	Inpixon	Jibestream	Pro Forma Adjustments		Pro Forma Combined
	Note A	Note B	Note C

Revenues	$3,756	$2,441	$-		$6,197

Cost of revenues	1,076	671	-		1,747
Gross profit	2,680	1,770	-		4,450

Operating expenses
Research and development	1,231	-	-		1,231
Sales and marketing	1,726	97	-		1,823
General and administrative	14,149	2,546	-		16,695
Acquisition related costs	108	-	-		108
Impairment of goodwill	636	-	-		636
Amortization of intangibles	3,232	19	240	(a)	3,491

Total operating expenses	21,082	2,662	240		23,984

Loss from operations	(18,402)	(893)	(240)		(19,535)

Other income/(expense)
Interest expense	(1,241)	(132)	132	(b)	(1,241)
Gain on sale of Sysorex Arabia	23	-	-		23
Change in fair value of derivative liabilities	48	-	-		48
Other expense	(211)	-	-		(211)

Total other expense	(1,381)	(132)	132		(1,381)

Pre-tax loss from continuing operations	(19,783)	(1,025)	(108)		(20,916)
Income tax benefit	-	-	64	(a)	64
Net loss from continuing operations	(19,783)	(1,025)	(44)		(20,852)
Deemed dividend to preferred stockholders	(6,407)	-	-		(6,407)
Deemed dividend for triggering of warrant down round feature	(13,645)	-	-		(13,645)

Net loss from continuing operations attributable to common stockholders	$(39,835)	$(1,025)	$(44)		$(40,904)

Loss per share:
- basic and diluted	$(51.62)				$(3.40)

Weighted average number of common shares outstanding:
- basic and diluted	771,688		11,257,193	(c)	12,028,881

See notes to the unaudited pro forma condensed combined financial information

Inpixon and Subsidiaries

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Basis of Presentation

The unaudited pro forma condensed combined financial information set forth herein is based upon the consolidated financial statements of Inpixon and Jibestream. The unaudited pro forma condensed combined financial information is presented as if the Transactions had been completed on January 1, 2018 with respect to the unaudited pro forma condensed combined statements of operations for each of the six months ended June 30, 2019 and for the year ended December 31, 2018 and on June 30, 2019 in respect of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations had the Transactions occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the completion of the Transactions.

We have accounted for the acquisition in this unaudited pro forma condensed combined financial information using the acquisition method of accounting, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”). In accordance with ASC 805, we used our best estimates and assumptions to assign fair value to the tangible and intangible assets acquired and liabilities assumed at the acquisition date. Goodwill as of the acquisition date is measured as the excess of purchase consideration over the fair value of net tangible and identifiable intangible assets acquired.

Inpixon’s consolidated financial information is prepared in accordance with U.S. GAAP as issued by the FASB and is presented in USD. Jibestream’s financial information has been historically prepared in accordance with IFRS as issued by the IASB and was presented in CAD and has been converted for the purpose of this unaudited pro forma condensed consolidated financial information to be consistent with the Inpixon presentation.

Pro forma adjustments reflected in the unaudited pro forma condensed combined statements of operations are based on items that are factually supportable, directly attributable to the Transactions and expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information does not reflect the cost of any integration activities or benefits from the acquisition, including potential synergies that may be generated in future periods.

All Monetary Amounts Other Than Per Share Information Are Presented in 000’s Unless Otherwise Indicated

Pro Forma Adjustments

The following pro forma adjustments give effect to the transaction.

Unaudited Pro Forma Condensed Combined Balance Sheet – As of June 30, 2019

Note A	Derived from the unaudited condensed consolidated balance sheet of Inpixon as of June 30, 2019, as contained in its Quarterly Report on Form 10-Q filed on August 14, 2019 with the SEC.

Note B

Derived from the unaudited condensed U.S. GAAP balance sheet of Jibestream as of June 30, 2019 included on the next page and translated from CAD to USD. The indicated exchange rate used to translate CAD to USD at June 30, 2019 was the rate of 0.7636 as set out in the table below.

CAD to USD Translation:

		EXCHANGE
	Jibestream GAAP	RATE 0.7636	Jibestream GAAP

	(CAD)		(USD)
Assets

Current assets:
Restricted short-term investments	$330		$252
Accounts receivable	574		438
Investment tax credits receivable	66		50
Prepaid expenses and deposits	57		43

Total current assets	1,026		783

Non-current assets:
Property and equipment	15		11
Right of use asset	658		503

Total non-current assets	673		514

Total assets	$1,699		$1,297

Liabilities, temporary equity and shareholders’ equity

Current liabilities:
Bank indebtedness	$749		$572
Accounts payable and accrued liabilities	359		274
Deferred lease inducement	83		63
Deferred revenue	1,810		1,382
Convertible promissory notes	548		418
Current portion of long-term debt	571		436
Current portion of convertible debenture	702		536
Current portion of promissory notes-shareholders	368		281
Current portion of lease obligation	338		258
Total current liabilities	5,528		4,221

Non-current liabilities:
Lease obligation	326		249

Total non-current liabilities	326		249

Total liabilities	5,854		4,470

Temporary equity:
Preferred stock	1,904		1,454

Shareholders’ equity:
Share capital	150		115
Deficit	(6,398)		(4,885)
Contributed surplus	188		144

Total shareholders’ equity	(6,059)		(4,627)

Total liabilities, temporary equity and shareholders’ equity	$1,699		$1,297

The Jibestream U.S. GAAP balance sheet was derived from the unaudited condensed financial balance sheet of Jibestream as of June 30, 2019, prepared in accordance with IFRS as issued by the IASB and adjusted to conform with U.S. GAAP, as issued by the FASB. The table below provides a reconciliation between the unaudited condensed IFRS balance sheet and the unaudited condensed U.S. GAAP balance sheet.

IFRS to U.S. GAAP Adjustments:

	Jibestream IFRS	GAAP Adjustments		Jibestream GAAP

	(CAD)	(CAD)		(CAD)
Assets

Current assets:
Restricted short-term investments	$330	$-		$330
Accounts receivable	574	-		574
Investment tax credits receivable	66	-		66
Prepaid expenses and deposits	57	-		57

Total current assets	1,026	-		1,026

Non-current assets:
Property and equipment	15	-		15
Right of use asset	658	-		658

Total non-current assets	673	-		673

Total assets	$1,699	$-		$1,699

Liabilities, temporary equity and shareholders’ equity

Current liabilities:
Bank indebtedness	$749	$-		$749
Accounts payable and accrued liabilities	359	-		359
Deferred lease inducement	83	-		83
Deferred revenue	1,810	-		1,810
Convertible promissory notes	267	281	(a)	548
Current portion of long-term debt	571	-		571
Current portion of convertible debenture	676	26	(b)	702
Current portion of promissory notes-shareholders	368	-		368
Current portion of lease obligation	338	-		338
Derivative liability-convertible debenture	127	(127	)(c)	-
Derivative liability-convertible promissory notes	830	(830	)(d)	-
Total current liabilities	6,178	(650)		5,528

Non-current liabilities:
Lease obligation	326	-		326
Preferred shares	1,904	(1,904	)(e)	-

Total non-current liabilities	2,230	(1,904)		326

Total liabilities	8,408	(2,554)		5,854

Temporary equity:
Preferred stock	-	1,904	(e)	1,904

Shareholders’ equity:
Share capital	150	-		150
Deficit	(7,048)	650	(a)(b)(c)(d)	(6,398)
Contributed surplus	188	-		188

Total shareholders’ equity	(6,709)	650		(6,059)

Total liabilities, temporary equity and shareholders’ equity	$1,699	$-		$1,699

a)	To reverse convertible promissory notes’ debt discount related to its bifurcated embedded conversion option under IFRS which, pursuant to the terms of their respective agreements, does not require bifurcation under U.S. GAAP.

b)	To reverse convertible debentures’ debt discount under IFRS which, pursuant to the terms of their respective agreements, does not require bifurcation under U.S. GAAP.

c)	To reverse convertible debentures’ bifurcated embedded conversion options under IFRS which, pursuant to the terms of their respective agreements, does not require bifurcation under U.S. GAAP.

d)	To reverse convertible promissory notes’ bifurcated embedded conversion options under IFRS which, pursuant to the terms of their respective agreements, does not require bifurcation under U.S.GAAP.

e)	To reclassify redeemable preferred stock accounted for as a liability under IFRS to temporary equity under U.S. GAAP.

Note C – Capital Raise

Pro Forma Adjustments:

(a)

The Acquisition Agreement required the completion of an offering whereby Inpixon would raise enough cash to pay the cash portion of the purchase consideration associated with the acquisition. On August 15, 2019, Inpixon closed an offering whereby Inpixon raised approximately $4,800 in gross proceeds in cash for the issuance of 6,497,410 shares of common stock, 2,997 shares of Series 6 preferred stock, and Series A warrants to purchase an aggregate of 17,297,410 shares of Inpixon common stock.

The placement agent fee was $384 was withheld from the proceeds of the transactions. This transaction also includes approximately $375 in deferred offering costs paid in cash charged to additional paid in capital upon closing.

Note D – Acquisition

(b)	To record a portion of the cash purchase consideration used to pay down $1,544 of certain debt. $252 of restricted short term investments will also be used to pay down certain debt.

(c)	To give effect to the convertible promissory notes that will be converted into redeemable preferred stock prior to closing.

(d)	The following table summarizes the purchase consideration and the preliminary allocation of the assets acquired and liabilities assumed, based on their fair values on the acquisition date. The purchase consideration constitutes the following: the payment of approximately $3,818 of cash (CAD 5,000), $61 of net cash adjustments to the purchase price and the issuance of 7,932,972 shares of Inpixon common stock plus warrants, with an aggregate value of approximately $2,291 (CAD 3,000) (collectively the “Purchase Consideration”).

Jibestream Purchase Price Allocation
(000’s) USD

Cash	$3,818
Common stock	2,291
Working capital adjustment- cash	176
Deferred revenue adjustment-cash	(115)
Purchase consideration	$6,170

Less:

Net working capital deficit	$(1,125)
Property and equipment	11
Proprietary technology (1)	3,963
Customer relationships (2)	800
Non-compete (3)	312
Deferred tax liability (4)	(1,345)
Fair value of net assets acquired	$2,616

Goodwill value	$3,554

(1)	The proprietary technology is currently presumed to have an indefinite useful life.

(2)	The customer relationships are currently presumed to have an estimated useful life of 9.5 years.

(3)	The non-compete agreements are currently presumed to have an estimated useful life of 2 years.

(4)	The deferred tax liabilities relate to the acquired intangible assets.

(e)	To recognize the impact of estimated merger expenses of $219 incurred subsequent to June 30, 2019 through the closing date of the transaction.

Unaudited Pro Forma Condensed Combined Statement of Operations

For The Six Months Ended June 30, 2019

Note A

Derived from the unaudited condensed consolidated statement of operations of Inpixon for the six months ended June 30, 2019, as contained in its Quarterly Report on Form 10-Q filed on August 14, 2019 with the SEC.

Note B	Derived from the unaudited condensed U.S. GAAP statement of operations of Jibestream for the six months ended June 30, 2019 included on the next page and translated from CAD to USD. The average exchange rate used to translate CAD to USD for the six months ended June 30, 2019 was the rate of 0.7498 as set out in the table below.

CAD to USD Translation:

		EXCHANGE
	Jibestream GAAP	RATE 0.7498	Jibestream GAAP
	(CAD)		(USD)

Revenues	$1,351		$1,013

Cost of revenues	372		279
Gross profit	980		735

Operating expenses
Salaries, wages and benefits	1,023		767
Office and general	113		84
Amortization	8		6
Travel and entertainment	59		44
Share-based compensation	15		11
Professional fees	39		29
Advertising and promotion	29		22
Bank charges	4		3
Occupancy	187		140
Foreign exchange loss	15		11
Bad debts	(6)		(5)

Total operating expenses	1,483		1,112

Loss from operations	(503)		(377)

Other (income)/expenses
Interest	150		112

Total other expense	150		112

Net loss	$(652)		$(489)

The Jibestream U.S. GAAP statement of operations were derived from the unaudited condensed statement of operations of Jibestream for the six months ended June 30, 2019, prepared in accordance with IFRS as issued by the IASB and adjusted to conform with U.S. GAAP as issued by the FASB. The table below provides a reconciliation between the unaudited condensed IFRS statement of operations and the unaudited condensed U.S. GAAP statement of operations.

IFRS to U.S. GAAP Adjustments:

	Jibestream IFRS	GAAP Adjustments		Jibestream GAAP
	(CAD)	(CAD)		(CAD)

Revenues	$1,351	$-		$1,351

Cost of revenues	-	372	(e)	372
Gross profit	1,351	(372)		980

Operating expenses
Salaries, wages and benefits	1,354	(332	)(e)	1,023
Office and general	153	(40	)(e)	113
Amortization	155	(148	)(a)	8
Travel and entertainment	59	-		59
Interest	150	(150	)(f)	-
Share-based compensation	-	15	(d)	15
Professional fees	39	-		39
Advertising and promotion	29	-		29
Bank charges	4	-		4
Occupancy	-	187	(a)	187
Foreign exchange loss	15	-		15
Bad debts	(6)	-		(6)

Total operating expenses	1,950	(467)		1,483

Loss from operations	(598)	96		(503)

Other (income)/expenses
Accretion expense	190	(190	)(a)	-
Interest	-	150	(f)	150
Gain on derivative liability- convertible debenture	(16)	16	(b)	-
Loss on derivative liability-convertible promissory notes	128	(128	)(c)	-
Share-based compensation	15	(15	)(d)	-

Total other expense	318	(168)		150

Net loss	$(916)	$264		$(652)

a)	To reclassify amortization and accretion expense under IFRS 16 to lease expense under ASC 842.

b)	To reverse gain on change in fair value of convertible debenture’s bifurcated embedded conversion options.

c)	To reverse the loss on change in fair value of convertible promissory notes bifurcated embedded conversion options.

d)	To reclassify share-based compensation from other expenses into operating expenses.

e)	To reclassify certain operating expenses into cost of revenues.

f)	To reclassify interest expense from operating expenses to other income (expense).

Note C - Pro Forma Adjustments:

(a)	To record the amortization of the fair value of customer relationships with a useful life of 9.5 years plus the non-compete agreements with a useful life of 2 years. An income tax benefit related to that amortization was also recorded.

(b)	To eliminate interest expense associated with certain debt and other promissory notes as they were repaid or converted as a result of the Transactions.

(c)

To adjust weighted average shares outstanding used in earnings per share calculations for an additional 11,257,193 shares of Inpixon common stock issued as a result of the Transactions. The 11,257,193 shares is comprised of 6,497,410 shares issued in the equity offering, plus the 7,932,972 shares issued in the acquisition, less the 3,173,189 shares being withheld for potential indemnification claims. All potentially dilutive securities are anti-dilutive.

(d)	To remove the effect of one-time merger expenses totaling $82 related to the acquisition.

Unaudited Pro Forma Condensed Combined Statement of Operations

For The Year Ended December 31, 2018

Note A	Derived from the audited consolidated statement of operations of Inpixon for the year ended December 31, 2018, as contained in its Annual Report on Form 10-K filed on March 28, 2019 with the SEC.

Note B	Derived from the unaudited condensed U.S. GAAP statement of operations of Jibestream for the year ended December 31, 2018 included on the next page and translated from CAD to USD. The average exchange rate used to translate CAD to USD for the year ended December 31, 2018 was the rate of 0.7717 as set out in the table below.

CAD to USD Translation:

		EXCHANGE
	Jibestream GAAP	RATE 0.7717	Jibestream GAAP
	(CAD)		(USD)

Revenues	$3,163		$2,441

Cost of revenues	870		671
Gross profit	$2,293		$1,770

Operating expenses
Salaries, wages and benefits	2,355		1,817
Office and general	337		260
Occupancy	345		266
Advertising and promotion	126		97
Travel and entertainment	119		92
Professional fees	111		86
Bad debts	58		45
Amortization	25		19
Share-based compensation	39		30
Sub-contracts	7		5
Foreign exchange gain	(71)		(54)

Total operating expenses	3,450		2,662

Loss from operations	(1,157)		(893)

Other (income)/expenses
Interest	171		132

Total other expense	171		132

Net loss	$(1,328)		$(1,025)

The Jibestream U.S. GAAP statement of operations was derived from the unaudited condensed statement of operations of Jibestream for the year ended December 31, 2018, prepared in accordance with IFRS as issued by the IASB and adjusted to conform with U.S. GAAP as issued by the FASB. The table below provides a reconciliation between the unaudited condensed IFRS statement of operations and the unaudited condensed U.S. GAAP statement of operations.

IFRS to U.S. GAAP Adjustments:

	Jibestream IFRS	GAAP Adjustments		Jibestream GAAP
	(CAD)	(CAD)		(CAD)
Revenues	$3,163	$-		$3,163

Cost of revenues	-	870	(g)	870
Gross profit	$3,163	$(870)		$2,293

Operating expenses
Salaries, wages and benefits	3,145	(790	)(g)	2,355
Office and general	417	(80	)(g)	337
Occupancy	345	-		345
Interest	171	(171	)(f)	-
Advertising and promotion	126	-		126
Travel and entertainment	119	-		119
Professional fees	111	-		111
Bad debts	58	-		58
Amortization	25	-		25
Share-based compensation	-	39	(e)	39
Sub-contracts	7	-		7
Foreign exchange gain	(71)	-		(71)

Total operating expenses	4,452	(1,002)		3,450

Loss from operations	(1,289)	132		(1,157)

Other (income)/expenses
Accretion expense	216	(216	)(a)	-
Interest	-	171	(f)	171
Loss on derivative liability- convertible debenture	13	(13	)(b)	-
Gain on extinguishment of convertible debentures	(287)	287	(c)	-
Loss on derivative liability-convertible promissory notes	332	(332	)(d)	-
Share-based compensation	39	(39	)(e)	-

Total other expense	312	(140)		171

Net loss	$(1,601)	$273		$(1,328)

a)	To reverse accretion of debt discount recognized for convertible debentures’ bifurcated embedded conversion option

b)	To reverse loss on change in fair value of convertible debentures’ bifurcated embedded conversion option.

c)	To reverse gain on extinguishment of convertible debentures.

d)	To reverse the loss on change in fair value of convertible promissory notes’ bifurcated embedded conversion option.

e)	To reclassify share-based compensation from other expenses into operating expenses.

f)	To reclassify interest expense from operating expenses into other expenses.

g)	To reclassify certain operating expenses into cost of revenues.

Note C - Pro Forma Adjustments:

(a)	To record the amortization of the fair value of customer relationships with a useful life of 9.5 years plus the non-compete agreements with a useful life of 2 years. An income tax benefit related to that amortization was also recorded.

(b)	To eliminate interest expense associated with certain debt, convertible, and other promissory notes as they were deemed to be repaid as a result of the Transactions.

(c)

To adjust weighted average shares outstanding used in earnings per share calculations for an additional 11,257,193 shares of Inpixon common stock issued as a result of the Transactions. The 11,257,193 shares is comprised of 6,497,410 shares issued in the equity offering, plus the 7,932,972 shares issued in the acquisition, less the 3,173,189 shares being withheld for potential indemnification claims. All potentially dilutive securities are anti-dilutive.